UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   May 31, 2005

UNITED STATES LIME & MINERALS, INC.

(Exact Name of Registrant as Specified in its Charter)

TEXAS	0-4197	75-0789226
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

13800 MONTFORT DRIVE, SUITE 330, DALLAS, TEXAS	75240
(Address of principal executive offices)	(Zip Code)

(972) 991-8400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

      (1) Previous Independent Accountant

            (i) On May 31, 2005, United States Lime & Minerals, Inc. (the “Company”) dismissed Ernst & Young LLP as the independent accountant of the Company.

            (ii) The reports of Ernst & Young LLP on the financial statements of the Company for each of the past two fiscal years ended December 31, 2004 and 2003 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

            (iii) The decision to change independent accountant was made by the Audit Committee of the Company’s Board of Directors.

            (iv) During the Company’s two most recent fiscal years and the subsequent interim period from January 1 to May 31, 2005, the Company has had no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the matter in their report.

            (v) During the Company’s two most recent fiscal years and the subsequent interim period from January 1 to May 31, 2005, the Company has had no reportable events (as that term is described in Item 304 (a) (1) (v) of Regulation S-K).

      (2) Engagement of New Independent Accountant

            (i) The Audit Committee has engaged Grant Thornton LLP to audit and report on the financial statements of the Company for the fiscal year ended December 31, 2005 and to perform a review of the Company’s interim financial information for the 2005 second and third quarters. The Company’s engagement of Grant Thornton LLP is effective May 31, 2005.

            (ii) Prior to the engagement of Grant Thornton LLP, the Company had not consulted with Grant Thornton LLP during its two most recent fiscal years and the subsequent interim period from January 1 to May 31, 2005 on any matter regarding: (a) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (b) any matter that was the subject of either a disagreement or a reportable event as described in Paragraph (1) (v) above.

      (3) The Company has provided Ernst & Young LLP with a copy of the foregoing disclosures. The Company has requested that Ernst & Young LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made in Paragraph (1) sections (i), (ii), (iv), and (v) above. A copy of such letter, dated June 2, 2005, is filed as Exhibit 16 to this Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
16	Letter provided by Ernst & Young LLP, dated June 2, 2005, pursuant to Item 304 (a) (3) of Regulation S-K.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, United States Lime & Minerals, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 2, 2005	UNITED STATES LIME & MINERALS, INC.
	By:	/s/ M. Michael Owens
M. Michael Owens, Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
16	Letter provided by Ernst & Young LLP, dated June 2, 2005, pursuant to Item 304 (a) (3) of Regulation S-K.